ACCLIVITY SMALL CAP VALUE FUND

Class I Shares: AXVIX

Class N Shares: AXVNX

Summary Prospectus May 1, 2021

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2021 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at http://acclivityfunds.com/small-cap-value/. You can also obtain these documents at no cost by completing a document request form on our web-site, www.acclivityfunds.com or by calling 1-855-USE-ETFS or by sending an email request to consulting@innealtacapital.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.acclivityfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

Investment Objective. The investment objective of the Acclivity Small Cap Value Fund (the “Small Cap Value Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Small Cap Value Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Fund.

Shareholder Fees (fees paid directly from your investment)	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%	0.39%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	5.18%	5.18%
Acquired Fund Fees and Expenses(1)	0.06%	0.06%
Total Annual Fund Operating Expenses	5.88%	5.63%
Fee Waiver/Expense Reimbursement	(5.09)%	(5.09)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	0.79%	0.54%
(1)	This number represents an estimate for the Small Cap Value Fund’s current fiscal year of the combined total fees and operating expenses of acquired funds owned by the Small Cap Value Fund and would not be a direct expense incurred by the Small Cap Value Fund or deducted from Small Cap Value Fund assets.
(2)	Pursuant to an operating expense limitation agreement between Innealta Capital, LLC (the “Adviser”) and the Small Cap Value Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Small Cap Value Fund to ensure that Total Annual Fund Operating Expenses (excluding any brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Small Cap Value Fund do not exceed 0.73% or 0.48% of the Small Cap Value Fund’s average net assets, for Class N or Class I shares, respectively, through April 30, 2022. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Small Cap Value Fund for fees it waived and Small Cap Value Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Example. This Example is intended to help you compare the cost of investing in the Small Cap Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Small Cap Value Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through April 30, 2022. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class N	$81	$1,295	$2,489	$5,382
Class I	$55	$1,224	$2,378	$5,200

Portfolio Turnover. The Small Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small Cap Value Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Small Cap Value Fund’s performance. During the most recent fiscal year, the Small Cap Value Fund’s portfolio turnover rate was 65% of the average value of the portfolio.

Principal Investment Strategies. The Small Cap Value Fund employs a quantitatively driven, factor-based investment strategy. Particularly, the Adviser selects, from the U.S. publicly traded stock universe, securities that the Adviser considers to be small capitalization value stocks.

Under normal market conditions, the Small Cap Value Fund is expected to hold approximately 600 different stocks, where no individual issuer represents more than 5% of the portfolio total value. The Adviser defines a small capitalization value company as any company that simultaneously meets the following two requirements: (i) be in the lowest 8% of U.S. aggregate market capitalization; and (ii) exhibit a low market value relative to its book value. Thus, the market capitalization threshold for a company to be categorized as a small capitalization company will fluctuate along with market prices. For context, the Adviser, as of the date of this Prospectus, places the small capitalization upper threshold at approximately $5.3 billion and the lower threshold at approximately $10 million. These thresholds will change throughout the year as market conditions evolve and prices fluctuate. The strategy aims to invest in a broad and well-diversified basket of securities that are eligible in accordance with the aforementioned requirements. As a non-fundamental policy (i.e., one that can be changed by the Board of Trustees without shareholder approval), under normal market conditions, the Small Cap Value Fund will invest at least 80% of its total assets in equity securities of small cap U.S. companies. The Small Cap Value Fund may obtain exposure to equity securities through futures and options on futures contracts. Such derivative investments will be valued at market value rather than notional value, and will not exceed more than 20% of the Small Cap Value Fund’s total assets.

The Adviser will use a set of investment factors, which in some peer-reviewed academic journals have been linked to higher expected returns, to over- or underweight securities in the Small Cap Value Fund, relative to their market weight. Some of the factors considered include market capitalization, book-to-market, profitability, re-investment of earnings, and momentum. In addition, the Adviser will use a set of investment variables, that the Adviser believes are linked to higher expected returns, during the strategy implementation stage (e.g., trading), to further over- or underweight securities in the Small Cap Value Fund, relative to their multi-factor adjusted weight. Some of the variables considered include stock-specific market interest rate in security lending markets, market liquidity, and price reversals. From time to time, the Adviser may consider additional factors or investment variables as deemed appropriate by the investment committee of the Adviser. The Small Cap Value Fund is long-only (no shorting) and does not directly use hedging or leverage, although it will use futures for cash management purposes (these instruments may have embedded economic leverage). The Small Cap Value Fund will normally invest 5% or less of its total assets in futures, although it can invest up to 20% of its total assets in such instruments.

The Small Cap Value Fund will also use futures and options on futures contracts for U.S. equity securities and indices, and exchange-traded-funds (“ETFs”) to adjust market exposure or manage cash needs. Such equity-related futures and options on futures contracts will count towards the Small Cap Value Fund’s 80% investment policy and such instruments will be valued at market value rather than notional value.

The Small Cap Value Fund may lend its portfolio securities in order to generate additional income for the Small Cap Value Fund.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Small Cap Value Fund. The principal risks of investing in the Small Cap Value Fund are:

  Derivatives Risk. Derivative instruments (such as futures and options on futures) are subject to changes in the value of the underlying assets or indices on which such instruments are based. The Small Cap Value Fund’s investments in derivatives may not perform as anticipated, may not be able to be closed out at a favorable time or price, or may increase the Small Cap Value Fund’s volatility. Even a small investment in derivatives, such as futures and options on futures, may give rise to leverage risk and can have a significant impact on the Small Cap Value Fund’s exposure to securities markets values. It is possible that the Small Cap Value Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity and involves greater risks than are involved in hedging. The use of derivatives may cause the Small Cap Value Fund to incur losses greater than those that would have occurred had derivatives not been used.
  Equity Securities Risk. The Small Cap Value Fund invests primarily in common stock, which subjects the Small Cap Value Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Small Cap Value Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Small Cap Value Fund’s investments goes down, your investment in the Small Cap Value Fund decreases in value and you could lose money.
2

  ETF Risk. Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.
  Futures Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Small Cap Value Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Small Cap Value Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Small Cap Value Fund may have to sell securities at a time when it may be disadvantageous to do so.
  General Market Risk. Domestic and foreign economic growth and market conditions, interest rate levels, political events, terrorism, war, natural disasters, disease/virus epidemics and other events are among the factors affecting the securities markets in which the Small Cap Value Fund invests. There is risk that these and other factors may adversely affect the Small Cap Value Fund’s performance. You could lose money by investing in the Small Cap Value Fund.
  Limited Operating History Risk. The Small Cap Value Fund is new and has a limited history of operation. Accordingly, an investment in the Small Cap Value Fund entails a high degree of risk. There can be no assurance that the Small Cap Value Fund and the Adviser will achieve the Small Cap Value Fund’s investment objective.
  Management Risk. Management risk is the risk that the investment process used by the Small Cap Value Fund’s portfolio manager could fail to achieve the Small Cap Value Fund’s investment goal and cause an investment in the Small Cap Value Fund to lose value.
  Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Small Cap Value Fund may lose money and there may be a delay in recovering the loaned securities. The Small Cap Value Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.
  Small-Sized Companies Risk. The Small Cap Value Fund invests in the stocks of small capitalization companies. The earnings and prospects of these companies are more volatile than larger companies. Small sized companies may experience higher failure rates than do larger companies.
  Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced.

Performance. The bar chart illustrates the risks of investing in the Small Cap Value Fund by showing how the Small Cap Value Fund’s average annual returns for each full calendar year since the Small Cap Value Fund’s inception compare with those of a broad measure of market performance. The Average Annual Total Returns table also demonstrates these risks by showing how the Small Cap Value Fund’s average annual returns compare with those of a broad measure of market performance. Remember, the Small Cap Value Fund’s past performance, before and after taxes, is not necessarily an indication of how the Small Cap Value Fund will perform in the future. Updated performance information will be available at no cost by calling the Small Cap Value Fund toll-free at 1-855-873-3837 or on the Small Cap Value Fund’s website www.acclivityfunds.com.

Class I Shares[1]

Calendar Year Returns as of December 31

During the period shown in the bar chart, the best performance for a quarter was 33.65% (for the quarter ended December 31, 2020). The worst performance was -38.78% (for the quarter ended March 31, 2020).

[1] The returns shown in the bar chart are for Class I shares. The performance of Class N shares will differ due to differences in expenses and sales load charges.

3

Average Annual Total Returns for the periods ended December 31, 2020

	One Year	Life of Fund*
Class I Shares
Return Before Taxes	7.51%	12.84%
Return After Taxes on Distributions	7.00%	12.48%
Return After Taxes on Distributions and Sale of Fund Shares	4.80%	9.91%
Class N Shares
Return Before Taxes	7.43%	12.75%
S&P 500 Total Return Index reflects no deduction for fees, expenses or taxes)	18.40%	24.77%
Russell 2000 Value Total Return Index (reflects no deduction for fees, expenses or taxes)	4.63%	13.17%
*	The Acclivity Small Cap Value Fund commenced operations on December 31, 2018.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Small Cap Value Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns are shown for only Class I Shares and after tax returns for Class N Shares will vary.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Russell 2000 Value Total Return Index is a subset of the Russell 2000 Index. The Russell 2000 Value Total Return Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Investment Adviser. Innealta Capital, LLC serves as the Small Cap Value Fund’s investment adviser (the “Adviser”).

Portfolio Manager. The following serve as the Small Cap Value Fund’s portfolio managers:

Portfolio Manager	Primary Title	With the Small Cap Value Fund Since:
Dr. Sheridan Titman	Portfolio Manager	December 2018
Dr. Vito Sciaraffia	Portfolio Manager	December 2018
Dr. Glenn Freed	Portfolio Manager	December 2019
Yuxing Zhang	Portfolio Manager	March 2021

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Acclivity Small Cap Value Fund, c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022), or by telephone at 1-855-873-3837. Investors who wish to purchase or redeem Small Cap Value Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Small Cap Value Fund is $20,000 for Class I shares and $5,000 for Class N shares, with a minimum subsequent investment of $1,000 for Class N shares. There is no minimum subsequent investment amount for Class I shares. The Small Cap Value Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Small Cap Value Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, though such accounts may be taxed upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Small Cap Value Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Small Cap Value Fund and its related companies may pay the intermediary for the sale of Small Cap Value Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4